UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21465

CBRE Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600 Radnor, PA 19087
(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer CBRE Clarion Global Real Estate Income Fund 201 King of Prussia Road, Suite 600 Radnor, PA 19087
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-877-711-4272

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders of CBRE Clarion Global Real Estate Income Fund (the “Trust”) is attached herewith.

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Annual Report for the Year Ended December 31, 2014

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2014

Letter to Shareholders	2

Portfolio of Investments	9

Financial Statements	11

Notes to Financial Statements	16

Supplemental Information (unaudited)	23

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

ANNUAL REPORT 2014	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2014 Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Global real estate stocks, as measured by the S&P Developed Property Index (S&PDPI) (1), delivered exceptional performance in 2014 with positive returns in all three major regions (Americas, Europe, and Asia Pacific) overall. However, the dispersion of the underlying country returns was notably high in 2014. U.S. REITs were far and away the best performers for the year. Japan was the only major country with negative returns to property stocks for the year. Property company performance was strong for a number of reasons, including continued low interest rates, rising real estate values, improving demand for real estate space, and limited new construction.

During 2014, the S&PDPI rose +15.2%, while the MSCI REIT Preferred Index (MSRPI) (2) advanced +21.2%. The Trust’s Net Asset Value (“NAV”) Return (i.e., NAV gain plus dividends) was +18.7% during 2014, finishing ahead of the +16.5% return of a blended index comprised of 80% S&PDPI and 20% MSRPI (3). The Trust’s market price return of +20.7% (i.e., stock price appreciation plus reinvested dividends) exceeded the NAV Return due to the narrowing of the discount of the Trust’s share price to NAV (from a 12.4% discount at the end of last year to a 11.5% discount at December 31, 2014). The Trust’s NAV return outperformance was driven by both strong security selection and country allocation. The portfolio’s stock selections outperformed in each region (Americas, Europe and Asia-Pacific). The strongest absolute performance came from our investments in the Americas led by the investments in U.S. REITs. Our best relative performance came in the Asia-Pacific region where our investments gained on average almost 12% for the year versus the 2.5% return to the sub-index for this region. Most notably, our Hong Kong investments were up +34.8% for the year, while the Hong Kong sub-index of the S&PDPI returned +16.9%. Stock selection in the U.S., Canada, Japan and Europe also contributed to NAV outperformance. In terms of geographic weighting, the Trust benefitted from our large underweight to underperforming Japan (-11%) which was only partially offset by our overweight to underperforming Canada (+0%) and Europe (+6%). The Trust’s underweight to preferred stocks was a modest drag on performance for the year given the strong performance on US REIT preferreds (+21%) in this environment of falling interest rates. The Trust’s use of modest leverage added incrementally to performance, although we continue to employ low leverage as part of a very flexible leverage structure in order to reduce volatility of returns.

The Trust paid total dividends of $0.54 per share in 2014 (12 regular monthly dividends of $0.045 per share), which represents a 6.0% yield on the $8.99 share price and a 5.3% yield on the $10.16 NAV per share as of December 31, 2014. The total dividends that have been paid out of the Trust since inception in 2004 amount to $13.30 per share.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

(3)	We include the return of this “blended index” as a reference point, since the Trust invests in both common and preferred stocks issued by listed property companies. The Trust does not have a formal performance benchmark.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust’s dividend is established by the Board at regular intervals with consideration of the portfolio’s projected total dividends received, level of investment income, potential capital appreciation, and market conditions. The Board strives to establish a level monthly dividend that, by the end of the year, satisfies the requirement (under applicable tax regulations) to distribute all income and realized gains, with a minimum of special distributions. The Board also expects to distribute the majority of dividends received regardless of the tax character of those receipts. In 2014, due to a number of favorable factors affecting the characterization of dividends received (including the ability to shelter realized capital gains with tax losses carried forward from past periods) a portion of this year’s dividends were characterized as return of capital and not subject to current taxation. There is no guarantee that this characterization will continue in this way and we encourage investors to refer to our regular disclosures about the expected character of our dividends for more information during the year. Based on anticipated income and expected gains in global property company stocks in 2015, the Board has decided to maintain the monthly dividend at the current level rate of $0.045 per share. The Board continues to review the sustainability of the Trust’s regular monthly dividend in light of the current market environment.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography as shown in the pie charts below. We made some changes to the geographic mix of the portfolio during the past twelve months. At December 31, the Trust’s portfolio was 52% invested in common stock within the Americas region, 17% in Europe, 23% in Asia-Pacific, with 8% invested in preferred stock of US real estate companies. During the course of the year, exposure to U.S. common stocks was increased by approximately 5%, offset by reductions in Australia (-4% to 8%) and Canada (-2% to 7%). The Trust’s exposure to Continental European property stocks was modestly trimmed during the year (-3% to 9%) as concerns increased regarding the trajectory of economic recovery in the euro zone. We rotated the capital harvested from some very successful investments from Continental Europe to the U.K. (+2% to 7%), where real estate values are rising more rapidly, property fundamentals are improving more visibly, and economic conditions remain generally healthy. Overall the Trust continues to be underexposed to the Asia-Pacific region, characterized by material underweights to Japan and Hong Kong. Australian property stocks performed very well in local currency terms in 2014, so we trimmed our overweight position there (-4% to 8%) to help fund the upweight to U.S. common stocks. By property type, we continue to favor retail properties, including top-quality malls and shopping centers, where cash flow growth benefits from economic recovery cycles. A number of the portfolio’s investments in owners of high-quality properties in the Asia-Pacific region show up under the diversified property type as companies in this region tend to specialize by geography, owning a mix of high quality office, retail and residential properties. The Trust also has meaningful positions in the industrial, apartment and office sectors, which stand to benefit from the acceleration in economic activity we expect will continue, particularly in the U.S.

Geographic Diversification	Sector Diversification

Source CBRE Clarion Securities as of 12/31/2014. Geographic and Sector diversification are unaudited. Percentages presented are based on managed Fund assets, which includes borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

ANNUAL REPORT 2014	3

Market Commentary 4Q 2014

Real Estate Stocks Delivered Exceptional Performance

Global property stocks finished the year with strong absolute returns in the fourth quarter, thereby generating double digit total return in 2014 and handily exceeding the performance generated by broad equities and fixed income indices. Interest rates and inflationary pressures remained low – lower than what was expected at the beginning of the year. Positive total returns were generated in each of the major geographic regions for the quarter and year, with the U.S. REIT market being a stand-out with total return of approximately 30% for the year, about half of which was generated during the fourth quarter. Performance among European property companies and those in the Asia-Pacific region were also positive for the year, although returns varied widely by country. Property company returns were strong for a number of reasons including attractive and rising dividends, strong earnings growth via both organic as well as external growth and rising real estate values during the year. Other positive factors contributing to REITs’ positive returns in 2014 included improved balance sheets (average debt to total enterprise value globally is now a fairly low 31%) and access to attractively priced capital (both equity and debt).

Global Real Estate Performance (in USD) by Country* as of December 31, 2014

Region/Country	2013	2014
World	5.9%	15.2%
North America	2.3	28.1
Canada	-6.1	<0.1
United States	2.8	29.6
Europe	15.7	8.7
Continental Europe	10.3	6.1
United Kingdom	25.7	13.2
Asia-Pacific	6.7	2.6
Australia	-6.2	16.9
Hong Kong	-6.6	17.1
Japan	29.3	-10.9
Singapore	-8.5	4.7

Source:    S&P Developed Property Index as of 12/31/2014.

*	Please note that not all countries are displayed. Past performance is no guarantee of future results.

Earnings Growth Was As Expected in 2014 – A Solid “Normal” 7%

Listed property companies’ earnings grew as economic conditions and property fundamentals gradually improved. Earnings growth came from a combination of “internal” growth (i.e., organic growth derived from higher occupancies and rising rents) and “external” growth, which includes value-adding acquisitions, development and re-development activities. We expect earnings growth to continue at a similar pace for the next two years as well. Dividends also were increased at approximately the rate of earnings growth, which is a trend we expect to continue.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Regional Earnings Growth

Source:    CBRE Clarion as of 12/31/2014. Information is the opinion of CBRE Clarion, which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. “e” refers to estimates, “f” refers to “forecasts”. Forecasts and the factors noted are not indicative of future investment performance.

Listed Property Sector Grew Again in 2014

The listed property sector continues to grow, albeit at a slightly slower pace than in 2013. Real estate companies issued over $44 billion of equity globally in 2014, down from $57 billion raised in 2013. Approximately $27 billion was raised through the issuance of new equity by existing listed companies. Another $17 billion of equity was raised by new real estate companies via their Initial Public Offerings (IPOs). Capital raising occurred all around the globe, with approximately half raised by U.S. REITs.

Regional Equity Issuance

Source:    CBRE Clarion as of 12/31/2014.

*2013 includes the listing of COLE Real Estate Investments non-traded shares

Information is the opinion of CBRE Clarion as which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance. Past performance is no guarantee of future result.

ANNUAL REPORT 2014	5

2015 Outlook

We Expect Attractive Total Returns for Property Stocks in 2015

We expect real estate stock returns to be more muted in 2015 but still good, driven by a well-supported dividend yield, 6-7% cash flow per share growth and stable earnings multiples. Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rising rents and growing cash flows. In this environment, and with long-term interest rates likely to stay low by historical standards, we expect real estate values to grow again in 2015.

We Expect Dividend Growth To Be Strong Again in 2015

Current income generated by listed property’s dividend yield remains a defining investment characteristic of the sector. Listed property companies’ dividend yield currently averages 3-4% globally and is growing. We project average dividend growth to be in line with earnings in 2015 of approximately 7%, driven by a combination of improving company cash flows as well as an expansion of dividend payout policies which remain conservative. Increasing dividends are emblematic of healthy companies in improving markets.

Listed Real Estate Values Are Reasonable Versus the Private Markets

Rising real estate values explain the majority of the increase in property share prices last year. We estimate that property values rose approximately 12% on a global basis during 2014 as the result of rising earnings growth, increased investor demand for real estate (and a willingness to accept lower going-in returns), and limited new supply of real estate. Rising real estate values together with a dividend yield of 3-4% easily explain how property share total returns reached the mid-teens. Yet, listed property companies globally still trade at valuations very much in line with our estimates of the private market value of the real estate they own. In fact, our estimates show that listed property companies on average trade at a modest discount (-3%) to estimated private market values or net asset value (NAV).

NAV Premium/Discount

Information is the opinion of CBRE Clarion as of 12/31/2014, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Driven By Continued Economic Growth, the Outlook for Real Estate Remains Positive

We believe the economic and real estate cycle will remain in a recovery stage that has several years further to run. As shown in the graph below, property stock returns tend to turn down a year or so prior to a dramatic slowdown in economic growth or prior to recessions. Given the forecast for continued economic expansion in most parts of the world, it is difficult to develop a bear case for property stocks. Economic growth is expanding in most developed markets around the globe, although the rate of improvement varies. Growth is relatively robust in the U.S. and U.K., tepid in the Eurozone and Japan, and still strongly positive (but decelerating) in China. The fall in the price of oil, which fell below $50/barrel (less than half of what it was six months ago) is expected to be a net positive for most of the world’s developed countries and to keep inflation down in 2015. That said, some areas of the world’s economy will be negatively impacted by lower oil prices, including energy exporting countries and regions. Economic recovery has been more gradual during this cycle, which suggests that it may be more elongated, since it is taking longer to reach full economic capacity and employment, even in the U.S. As real estate investors and analysts, we see bottom-up property fundamentals which reflect an industry which is still catching up to improving economic conditions. Interest rates appear to be “lower for longer” providing a supportive framework for sustained and continued improvement in real estate cash flows and positive real estate returns that may persist for several more years.

REIT Returns and Economic Growth

Source:    International Monetary Fund as of 09/30/2014 and MSCI U.S. REIT Index as of 12/31/2014.

Information is the opinion of CBRE Clarion, which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and the factors noted are not indicative of future investment performance.

Long-Term Interest Rates Will Remain Low Even As Some Central Banks Raise Short-Term Rates

The synchronization of central bank policy is changing. Central banks in the U.S. and U.K. are inclined to raise short-term rates in response to strengthening economic conditions while central banks in the Eurozone and Japan need to keep rates low to avoid deflation. The rate that arguably matters the most is the U.S. long-term rate (e.g., 10 year Treasury) which we expect will stay low given the easing policies elsewhere in the world and the overall weak global economic growth. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. Inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil. The combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield.

ANNUAL REPORT 2014	7

We believe that global property stocks continue to offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES, LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion Securities believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimate, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. The securities discussed herein should not be perceived as a recommendation to purchase or sell any particular security. It should not be assumed that investments in any of the securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments

December 31, 2014

Shares		Market Value ($)
	Real Estate Securities* – 107.8%
	Common Stock – 98.5%
	Australia – 8.3%
5,531,500	DEXUS Property Group	$31,551,121
11,351,100	Federation Centres, Ltd.	26,659,926
1,410,723	Goodman Group	6,568,907
11,628,821	Scentre Group (a)	33,307,561
		98,087,515

	Canada – 7.1%
200,100	Calloway Real Estate Investment Trust	4,716,365
500,000	Crombie Real Estate Investment Trust	5,577,380
1,856,000	H&R Real Estate Investment Trust	34,820,531
2,522,900	InnVest Real Estate Investment Trust	13,025,635
1,132,900	RioCan Real Estate Investment Trust	25,851,541
		83,991,452

	France – 4.4%
67,789	Altarea	10,794,897
158,851	Unibail-Rodamco SE	40,913,534
		51,708,431

	Germany – 1.3%
630,260	Deutsche Wohnen AG	14,932,613
	Hong Kong – 4.7%
8,913,000	Link REIT (The)	55,800,712
	Japan – 6.1%
78	Activia Properties, Inc.	680,495
1,240	Frontier Real Estate Investment Corp.	5,688,311
21,874	Japan Retail Fund Investment Corp.	46,340,515
385,800	Mitsui Fudosan Co., Ltd.	10,473,990
281,400	Sumitomo Realty & Development Co., Ltd.	9,696,852
		72,880,163

	Mexico – 0.9%
6,043,300	Prologis Property Mexico SA de CV (a)	11,188,905
	Netherlands – 4.6%
400,755	Corio NV	19,702,855
528,401	Eurocommercial Properties NV	22,487,407
277,161	Vastned Retail NV	12,559,933
		54,750,195

	New Zealand – 0.7%
9,050,000	Goodman Property Trust	8,063,766

Shares		Market Value ($)
	Singapore – 4.6%
6,735,000	Ascendas Real Estate Investment Trust	$12,096,672
20,346,600	CapitaCommercial Trust	26,947,614
1,638,700	Global Logistic Properties, Ltd.	3,066,920
8,677,000	Suntec Real Estate Investment Trust	12,834,442
		54,945,648

	United Kingdom – 7.8%
2,226,800	British Land Co. Plc	26,978,510
2,839,300	Land Securities Group Plc	51,222,454
2,445,110	SEGRO Plc	14,117,827
		92,318,791

	United States – 48.0%
134,400	AvalonBay Communities, Inc.	21,959,616
1,640,053	Brandywine Realty Trust	26,208,047
583,200	Camden Property Trust	43,063,488
666,632	CBL & Associates Properties, Inc.	12,945,993
776,569	General Growth Properties, Inc.	21,844,886
493,415	Health Care REIT, Inc.	37,336,713
748,600	Highwoods Properties, Inc.	33,148,008
2,034,300	Host Hotels & Resorts, Inc.	48,355,311
1,703,200	Liberty Property Trust	64,091,416
949,785	Macerich Co. (The)	79,221,567
654,070	OMEGA Healthcare Investors, Inc.	25,554,515
595,531	Prologis, Inc.	25,625,699
100,000	Regency Centers Corp.	6,378,000
1,040,500	Retail Properties of America, Inc., Class A	17,365,945
3,553,387	Spirit Realty Capital, Inc.	42,249,771
163,400	Taubman Centers, Inc.	12,487,028
1,646,834	UDR, Inc.	50,755,424
		568,591,427
	Total Common Stock
	(cost $900,694,726)	1,167,259,618

See notes to financial statements.

ANNUAL REPORT 2014	9

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 9.3%
	United States – 9.3%
100,000	CBL & Associates Properties, Inc., Series D	$2,520,000
320,000	Digital Realty Trust, Inc., Series E	8,160,000
1,050,000	EPR Properties, Series F	26,460,000
444,300	General Growth Properties, Inc., Series A	11,134,158
319,479	Glimcher Realty Trust, Series G	8,002,949
150,000	iStar Financial, Inc., Series F	3,697,500
765,000	iStar Financial, Inc., Series I	18,470,925
400,000	LaSalle Hotel Properties, Series I	10,099,600
268,000	Pebblebrook Hotel Trust, Series A	6,950,580
272,000	Pennsylvania Real Estate Investment Trust, Series B	6,963,200
280,000	Urstadt Biddle Properties, Inc., Series F	7,280,000
	Total Preferred Stock (cost $97,225,779)	109,738,912
	Total Investments – 107.8% (cost $997,920,505)	1,276,998,530
	Liabilities in Excess of Other Assets – (7.8)%	(92,286,531)

	Net Assets – 100.0%	$1,184,711,999
*	Include U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Non-income producing security.

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value (cost $997,920,505)	$1,276,998,530
Cash and cash equivalents (including foreign currency of $153,231 with a cost of $153,231)	929,481
Receivable for investment securities sold	95,604,890
Unrealized appreciation on spot contracts	12,309
Dividends and interest receivable	6,944,751
Dividend withholding reclaims receivable	506,067
Other assets	117,476
Total Assets	1,381,113,504

Liabilities
Line of credit payable	125,923,000
Payable for investment securities purchased	68,326,915
Unrealized depreciation on spot contracts	59,331
Management fee payable	937,904
Due to custodian	776,150
Accrued expenses	378,205
Total Liabilities	196,401,505

Net Assets	$1,184,711,999

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,297,453,644
Distributions in excess of net investment income	(47,462,964)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(342,839,290)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	277,444,019

Net Assets	$1,184,711,999

Net Asset Value (based on 116,590,494 shares outstanding)	$10.16

See notes to financial statements.

ANNUAL REPORT 2014	11

Statement of Operations

For the Year Ended December 31, 2014
Investment Income
Dividends (net of foreign withholding taxes of $3,211,654)	$47,649,631
Interest	196
Total Investment Income	47,649,827

Expenses
Management fees	10,367,793
Interest expense on line of credit	690,305
Printing and mailing fees	585,315
Administration fees	259,281
Custodian fees	203,542
Transfer agent fees	194,860
Insurance fees	164,613
Trustees’ fees and expenses	162,162
NYSE listing fee	108,429
Legal fees	102,447
Audit and tax fees	70,999
Miscellaneous expenses	31,391
Total Expenses	12,941,137

Net Investment Income	34,708,690

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	38,624,584
Foreign currency transactions	(337,709)
Total Net Realized Gain	38,286,875
Net change in unrealized appreciation (depreciation) on:
Investments	121,241,150
Foreign currency denominated assets and liabilities	(100,972)
Total Net Change in Unrealized Appreciation (Depreciation)	121,140,178

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	159,427,053

Net Increase in Net Assets Resulting from Operations	$194,135,743

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets Resulting from Operations

Net investment income	$34,708,690	$38,303,062

Net realized gain on investments, written options and foreign currency transactions	38,286,875	13,397,490

Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency denominated assets and liabilities	121,140,178	(40,203,214)

Net increase in net assets resulting from operations	194,135,743	11,497,338

Dividends and Distributions on Common Shares

Distribution of net investment income	(46,220,728)	(44,911,599)

Distribution of return of capital	(16,738,139)	(18,047,268)

Total dividends and distributions on Common Shares	(62,958,867)	(62,958,867)

Net Increase (Decrease) in Net Assets	131,176,876	(51,461,529)

Net Assets

Beginning of year	1,053,535,123	1,104,996,652

End of year (net of distributions in excess of net investment income of $47,462,964 and $75,565,040, respectively)	$1,184,711,999	$1,053,535,123

See notes to financial statements.

ANNUAL REPORT 2014	13

Statement of Cash Flows

For the Year Ended December 31, 2014

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$194,135,743

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used In Operating Activities:

Net change in unrealized appreciation/depreciation on investments	(121,241,150)

Net realized gain on investments	(38,624,584)

Cost of securities purchased	(259,581,343)

Proceeds from sale of securities	267,790,919

Increase in receivable for investment securities sold	(52,642,695)

Increase in dividends and interest receivable	(596,674)

Increase in dividend withholding reclaims receivable	(458,905)

Increase in unrealized appreciation on spot contracts	(12,309)

Decrease in other assets	952

Increase in payable for investment securities purchased	7,010,227

Increase in unrealized depreciation on spot contracts	46,462

Increase in management fee payable	141,783

Increase in due to custodian	776,150

Decrease in accrued expenses	(51,791)

Net Cash Used in Operating Activities	(3,307,215)

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(62,958,867)

Proceeds from borrowing on line of credit	173,340,500

Payments on line of credit borrowings	(106,145,000)

Net Cash Provided by Financing Activities	4,236,633

Net increase in cash	929,418

Cash and Cash Equivalents at Beginning of Year	63

Cash and Cash Equivalents at End of Year	$929,481

Supplemental disclosure

Interest paid on line of credit borrowings	$639,827

See notes to financial statements.

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the year	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Net asset value, beginning of year	$9.04	$9.48		$8.14	$8.58	$7.51

Income from investment operations
Net investment income (1)	0.30	0.33		0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments, written options, swap contracts and foreign currency transactions	1.36	(0.23)		1.59	(0.24)	1.25
Total from investment operations	1.66	0.10		1.92	0.10	1.61
Dividends and distributions on Common Shares
Net investment income	(0.40)	(0.39)		(0.58)	(0.33)	(0.54)
Return of capital	(0.14)	(0.15)		—	(0.21)	—
Total dividends and distributions to Common Shareholders	(0.54)	(0.54)		(0.58)	(0.54)	(0.54)
Net asset value, end of year	$10.16	$9.04		$9.48	$8.14	$8.58
Market value, end of year	$8.99	$7.92		$8.86	$6.84	$7.75
Total investment return (2)
Net asset value	18.73%	0.91%		24.15%	0.94%	22.41%
Market value	20.74%	(4.93)%		38.77%	(5.38)%	31.06%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$1,184,712	$1,053,535		$1,104,997	$949,576	$1,000,238
Ratios to average net assets applicable to Common Shares of: Net expenses, after fee waiver	1.14%	1.06	%(3)	0.99%	1.03%	0.94%
Net expenses, before fee waiver	1.14%	1.07	%(3)	1.05%	1.14%	1.11%
Net expenses, after the fee waiver excluding interest on line of credit	1.08%	1.04	%(3)	0.98%	0.97%	0.90%
Net expenses, before the fee waiver excluding interest on line of credit	1.08%	1.04	%(3)	1.04%	1.09%	1.07%
Net investment income	3.05%	3.43%		3.68%	3.98%	4.60%
Portfolio turnover rate	21.27%	11.38%		14.42%	1.53%	12.91%

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Effective February 28, 2013, the investment management fee waiver agreement expired.

See notes to financial statements.

ANNUAL REPORT 2014	15

Notes to Financial Statements

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other net assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2014 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks

Australia	$98,087,515	$—	$—	$98,087,515

Canada	83,991,452	—	—	83,991,452

France	51,708,431	—	—	51,708,431

Germany	14,932,613	—	—	14,932,613

Hong Kong	55,800,712	—	—	55,800,712

Japan	72,880,163	—	—	72,880,163

Mexico	11,188,905	—	—	11,188,905

Netherlands	54,750,195	—	—	54,750,195

New Zealand	8,063,766	—	—	8,063,766

Singapore	54,945,648	—	—	54,945,648

United Kingdom	92,318,791	—	—	92,318,791

United States	568,591,427	—	—	568,591,427

Total Common Stocks	1,167,259,618	—	—	1,167,259,618
Preferred Stocks

United States	84,317,407	25,421,505	—	109,738,912

Total Investments in Real Estate Securities	$1,251,577,025	$25,421,505	$—	$1,276,998,530

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period. The fair value of Level 2 and Level 1 investments at December 31, 2013 was $0 and $1,125,342,372, respectively. $24,049,810 was transferred out of Level 1 into Level 2 during the year ended December 31, 2014 as a result of exchange closing prices not being available. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

For the year ended December 31, 2014, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books

ANNUAL REPORT 2014	17

Notes to Financial Statements continued

and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2014, the Trust did not hold any forward exchange currency contracts.

Options – The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of December 31, 2014, the Trust did not hold any option contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2014, the Trust incurred management fees of $10,367,793. There were no fees waived during the year ended December 31, 2014.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the year ended December 31, 2014, there were purchases and sales transactions (excluding short-term securities) of $262,113,439 and $259,359,404, respectively.

6.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable federal and state tax authorities. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2014, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. The Trust’s major tax jurisdictions are U.S. federal and Pennsylvania. Tax years ended December 31, 2011, through December 31, 2014, remain subject to examination by these jurisdictions. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial

ANNUAL REPORT 2014	19

Notes to Financial Statements continued

statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2014, the adjustments were to decrease additional paid-in capital by $15,418,120, increase accumulated net realized loss on investments by $22,665,326, decrease net unrealized appreciation by $1,530,668, and decrease distributions in excess of net investment income by $39,614,114 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2014, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $7,925,946, $306,869,585 and $26,711,743 in 2016, 2017, and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust does not have capital losses with no expiration. The Trust utilized $16,733,761 of capital loss carryforwards during 2014.

The final determination of the source of the 2014 distributions for tax purposes is made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2015 on the Form 1099-DIV.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. The Trust incurred and will defer qualified late ordinary year losses of $1,939,494 during 2014. The Trust incurred and will defer Post-October qualified late year capital losses of $802,501 during 2014.

For the year ended December 31, 2014, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $46,220,728 of ordinary income and $16,738,139 of return of capital, respectively. For the year ended December 31, 2013, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $44,911,599 of ordinary income and $18,047,268 of return of capital, respectively.

Information on the tax components of net assets as of December 31, 2014 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Foreign Currency	Qualified Late Year Ordinary Losses	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,045,553,757	$279,198,829	$(47,754,056)	$231,444,773	$(53,739)	$(1,939,494)	$(342,309,775)

7.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2014, there were borrowings in the amount of $125,923,000 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2014 was $80,863,233 with a related weighted average interest rate of 0.84%. The maximum amount outstanding for the year ended December 31, 2014, was $125,923,000. The Trust had borrowings under the line of credit for 365 days during 2014.

8.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the years ended December 31, 2014 and 2013, respectively. At December 31, 2014, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding as of December 31, 2014.

At December 31, 2014, the Trust had no shares of auction rate preferred securities outstanding.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements concluded

9.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since December 31, 2014, the Trust paid a dividend on January 30, 2015 of $0.045 per share for the month of January 2015. No other notable events have occurred between year-end and the issuance of these financial statements.

ANNUAL REPORT 2014	21

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

CBRE Clarion Global Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the CBRE Clarion Global Real Estate Income Fund (the “Trust”), as of December 31, 2014, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for each of the years presented through December 31, 2013 were audited by other auditors, whose report thereon dated February 25, 2014, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2014, and the results of its operations, changes in its net assets, cash flows, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 26, 2015

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $10,206,049 was received by the Trust through December 31, 2014. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 1.67% of ordinary income distributions for the year ended December 31, 2014 qualified for the corporate dividends-received deduction.

In February 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Corporate Governance

The Fund submitted its Annual CEO certification for 2014 to the New York Stock Exchange (“NYSE”) on November 21, 2014 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on November 10, 2014.

With regard to the election of the following Trustee of the Fund:

	Number of Shares In Favor	Number of Shares Withheld
T. Ritson Ferguson	100,747,096.032	2,142,024.978
Frederick S. Hammer	101,282,452.199	1,606,668.811

The other Trustees of the Fund whose terms did not expire in 2014 are Asuka Nakahara, Richard L. Sutton, John R. Bartholdson.

ANNUAL REPORT 2014	23

Supplemental Information (unaudited) continued

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 54	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 59	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 78	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of JetPay Corporation (since 2011); IA Capital Group (2007 - 2011); and Homeowners Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006 - 2009).
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 79	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (since 2006).
John Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 70	3 years/ 10 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 - 2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (since 2013). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2015 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2016 annual meeting of shareholders.; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2017 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 37 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010); Senior Vice President of CBRE Clarion Securities LLC (2005 - 2010).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 46 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of CBRE Clarion Securities LLC (2007 - 2010).

ANNUAL REPORT 2014	25

Supplemental Information (unaudited) continued

Board Considerations in Approving the Advisory Agreement

At a meeting of the Board held on December 2, 2014, the Board approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust through December 31, 2015. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with the expectations of its shareholders. In determining to approve the continuation of the Advisory Agreement, the Board took into account a number of factors, in each case in the context of the specific facts and circumstances of the Trust and without assigning relative weight to any factor or identifying any factor as determinative.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services and administrative services provided by the Advisor, including the performance achieved by the Advisor for the Trust in varying market environments. The Board also considered the consistency of the Advisor’s investment decision-making process, the experience of the Advisor’s personnel and the continuing commitment of the Advisor’s senior management to the operation and management of the Trust. The Board also considered the administrative resources devoted by the Advisor to oversight of the Trust’s operations, without separate charge to the Trust. The Board also considered the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions. In reviewing the Trust’s performance, the Board considered information relating to the reported performance and expenses of comparable closed-end equity funds (“peer group funds”), and the Advisor’s view as to the reasons for performance differences, including the Trust’s global investment mandate and its use of less leverage compared to most of the peer group funds. The Board concluded that the quality of the services provided to the Trust by the Advisor, including the performance achieved for the Trust, was satisfactory and supported the continued retention of the Advisor by the Trust.

The Board also considered the level of compensation to which the Advisor is entitled under the Advisory Agreement and concluded that fees paid to the Advisor by the Trust are not excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. In reaching this conclusion, the Board considered the Trust’s advisory fee structure and the methodology with which the Advisor’s fee is calculated, information provided by the Advisor with respect to the profits realized by the Advisor as a result of its services to the Trust, including the factors considered by the Advisor in determining such profits, and the Advisor’s profitability in connection with its management of other advisory accounts. The Board also considered the fact that the Trust’s advisory fee had remained comparable to that of peer group funds (some of which funds are charged separately for administrative services provided by their investment managers), while its expense ratio remained lower than that of most peer group funds, notwithstanding the expiration early in the Trust’s prior fiscal year of fee waivers that had been in place since the Trust’s inception in 2004. Although reviewed by the Board, the potential for realization of economies of scale was not a factor in the Board’s conclusions, because the Trust is a closed-end vehicle with limited potential for asset growth.

26	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170, Phone Number: (866) 221-1580.

ANNUAL REPORT 2014	27

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

COLLEGE STATION, TEXAS

LEGAL COUNSEL

BINGHAM MCCUTCHEN LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

(a)

The Trust, as of the end of the period covered by this report, has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, and that relates to any element of the code of ethics description.

(d)

The Trust has not granted any waivers, including an implicit waiver, from a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2014 and $50,000 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,500 for 2014 and $25,000 for 2013. Services include income tax return services including the review and signing of the Trust’s Form 1120-RIC as prepared by the Trust’s administrator.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1) (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Clarion Securities LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

(e)(2)	100% of the services described in each of paragraphs (b) through (d) of this Item that were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust was $22,500 for 2014 and $34,500 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Trust has a separately designated audit committee consisting of all the independent directors of the Trust. The members of the audit committee are: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Trust’s and the Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

  (a)

As of March 5, 2015:

T. Ritson Ferguson

Chief Executive Officer and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1992

Steven D. Burton

Managing Director and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1995

Joseph P. Smith

Managing Director and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1997

Other Accounts Managed (as of December 31, 2014). The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

Name of Portfolio Managers	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
T. Ritson Ferguson	Registered Investment Companies	16	$13,990,539,673	0	$0

	Other Pooled Investment Vehicles	32	$4,954,050,509	0	$0

	Other Accounts	70	$5,831,656,119	8	$2,331,334,258

Steven D. Burton	Registered Investment Companies	12	$11,627,196,559	0	$0

	Other Pooled Investment Vehicles	26	$4,350,343,858	0	$0

	Other Accounts	53	$5,034,970,158	8	$2,331,334,258

Joseph P. Smith	Registered Investment Companies	15	$13,947,260,501	0	$0

	Other Pooled Investment Vehicles	27	$4,328,544,164	0	$0

	Other Accounts	69	$5,400,745,860	8	$2,331,334,258

Potential Conflicts of Interests

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Trust, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage. Performance is quantified through a proprietary “scorecard” graded by the CEO and the other CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Trust, nor is compensation based on the level of Trust assets.

(a)(4)     Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2014.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned

T. Ritson Ferguson	$100,001 -$500,000

Steven D. Burton	$100,001-$500,000

Joseph P. Smith	$10,001-$50,000

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.   Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Financial Officer Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policies and Procedures.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

The Trust has received exceptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson President and Chief Executive Officer

Date March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson President and Chief Executive Officer

Date March 5, 2015

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome Chief Financial Officer

Date March 5, 2015

* Print the name and title of each signing officer under his or her signature.